UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)
90502
(Zip Code)
310-787-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 30, 2013, Farmer Bros. Co., a Delaware corporation (the “Company”), issued a press release announcing further delays in reporting its fourth quarter and fiscal 2013 results and filing its Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “Form 10-K”) due to continued delays in obtaining and compiling the financial data necessary to complete the restatement of certain prior period financial statements and preparation of the Company’s financial statements for the fiscal year ended June 30, 2013. As a result of the Company’s failure to timely file the Form 10-K with the Securities and Exchange Commission (the “SEC”) by September 30, 2013, the Company is not in compliance with the continued listing requirements of NASDAQ Listing Rule 5250(c)(1), which requires, in pertinent part, that the Company timely file all required periodic reports and other documents with the SEC.

A copy of the Company’s press release dated September 30, 2013 relating to this matter is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements contained in this report are not based on historical facts and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like "anticipates," "estimates," "projects, " "expects, " "plans, " "believes, " "intends, " "will, " "assumes" and other words of similar meaning. These forward-looking statements include statements regarding the Company's intent to restate certain prior period financial statements and the errors that resulted in the decision that these historical financial statements could no longer be relied upon. There can be no assurance that the Company's Board of Directors, Audit Committee, management or independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different from management's current estimates or identify additional issues in connection with the restatement or that these issues will not require additional corrections to the Company's prior period financial statements. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this report. These risks and uncertainties include the risk that additional information may become available in preparing and auditing the financial statements which would require the Company to make additional corrections, the cost, time and effort required to complete the restatement of the financial statements, the ramifications of the Company's inability to timely file periodic and other reports with the SEC, including potential delisting of the Company's common stock on NASDAQ and the risk of litigation or governmental investigations or proceedings relating to these matters. Certain risks and uncertainties related to our business are or will be described in greater detail in our filings with the SEC. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Farmer Bros. Co. dated September 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2013

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated September 30, 2013